Exhibit 10.20

THIRD AMENDMENT TO CONSULTING AGREEMENT

This Third Amendment to Consulting Agreement (this “Amendment”) is entered into as of August 16, 2023 (the “Effective Date”), by and between Alchemy Advisory LLC, a limited liability company organized under the laws of Puerto Rico (the “Consultant”) and located at 144 Hillside Village, Rio Grande, PR 00745, and Medical Industries of the Americas Inc., a Delaware corporation (the “Company”). The Company and Consultant are collectively referred to herein as the “Parties”.

WHEREAS, the Parties entered into that certain Consulting Agreement, dated as of June 14, 2022, which was amended pursuant to an amendment dated August, 2022 and a second amendment dated January 4, 2023 (as so amended, the “Amended Consulting Agreement”);

WHEREAS, the Parties desire to amend the Amended Consulting Agreement in order to extend the term of the Amended Consulting Agreement until December 31, 2023;

WHEREAS, upon the execution of this Amendment the total shares of Common Stock issuable to the Consultant under the Amended Consulting Agreement and that certain Consulting Agreement, dated as of November 22, 2021, between the Company and the Consultant, shall be 511,500 shares;

NOW, THEREFORE, in consideration of the premises and promises set forth the June Consulting Agreement and herein, the Parties agree that the June Consulting Agreement is hereby amended as follows:

1. AMENDMENT; ADDITIONAL CONSIDERATION. In consideration of Consultant’s extension of the Amended Consulting Agreement until December 31, 2023: (i) Section 3 of the Amended Consulting Agreement is hereby amended by deleting the reference to “One Hundred Sixty Thousand (160,000) restricted shares” therein and replacing the same with “Two Hundred Sixty Thousand (260,000) restricted shares”; and (ii) the Company shall pay to the Consultant an additional sum of Four Thousand Dollars ($4,000.00). The cash payment will be fully earned by the Consultant upon the Company’s execution of this Amendment and will be payable to the Consultant within 10 days thereof.

2. BOARD ACTION. As a condition to the effectiveness of this Amendment, the Company will deliver to the Consultant a true and correct copy of the Unanimous Written Consent of the Board of Directors of the Company, executed by each member of such Board, authorizing the issuance of the 100,000 new Shares deliverable to the Consultant hereunder, in the form attached as Exhibit A hereto.

3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

4. VALIDITY. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Amendment may be modified by the parties hereto by written amendment to preserve its validity.

5. ENTIRE AGREEMENT. The Amended Consulting Agreement as amended by this Amendment contains the entire understanding of the parties and cannot be altered or amended except by an amendment duly executed by all parties hereto. The Amended Consulting Agreement as amended by this Amendment shall be binding upon and inure to the benefit of the successors, assigns and personal representatives of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

The Company		The Consultant

MEDICAL INDUSTRIES OF		ALCHEMY ADVISORY LLC
THE AMERICAS INC.		a Puerto Rico Limited Liability Company
a Delaware Corporation

By:	/s/ David Silver	By:	/s/ Dmitriy Shapiro
	David Silver		Dmitriy Shapiro
	Chief Executive Officer		Founder

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

OF

MEDICAL INDUSTRIES OF THE AMERICAS INC.

The undersigned, representing all the members of the Board of Directors (“Board”) of MEDICAL INDUSTRIES OF THE AMERICAS INC., a Delaware corporation (the “Company”), hereby take the following actions and adopt the following resolutions by written consent without a meeting of the Board, to be effective as of August 16, 2023:

1. Authority to Act by Written Consent.

RESOLVED, that pursuant to Section 141(f) of the General Corporations Law of the State of Delaware, any action authorized in writing by all of the directors entitled to vote thereon and filed with the minutes of the Company shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

2. Ratification of Third Amendment to Alchemy Consulting Agreement

RESOLVED, that the Chief Executive Officer of the Company has executed and delivered to Alchemy Advisory LLC (“Alchemy”): (i) previously, the Consulting Agreement, dated as of June 14, 2022, which was amended pursuant to an amendment dated August, 2022 and a second amendment dated January 4, 2023 (as so amended, the “Amended Consulting Agreement”); and (ii) on or about hereof, a Third Amendment to Consulting Agreement between the Company and Alchemy dated August 16, 2023 (the “Third Amendment”), a true copy of which has been presented to the undersigned.

RESOLVED, that the Board has reviewed the Third Amendment and believes it to be advisable and in the best interests of the Company, and accordingly, hereby approves, adopts, consents to, votes for, ratifies and confirms the Third Amendment, and hereby directs, authorizes and empowers the Chief Executive Officer of the Company to perform the obligations of the Company thereunder as he may deem necessary or appropriate.

RESOLVED, that the Board hereby ratifies and confirms the issuance of an additional 100,000 restricted shares of common stock of the Company to the Consultant in consideration for the services rendered to the Company pursuant to the Amended Consulting Agreement, as amended by the Third Amendment.

RESOLVED, that after giving effect to the foregoing issuance of an additional 100,000 restricted shares of Common Stock there are a total of 511,500 restricted shares issued or issuable to the Consultant under the Amended Consulting Agreement with reverse-stock split protection (the “Consultant Shares”), and that such Consultant Shares, upon issuance, will be fully paid and non-assessable, and which will be included in a resale prospectus as part of the Company’s initial public offering.

3. Omnibus Resolutions.

RESOLVED, that the officers of the Company are authorized and empowered to take all such actions (including, without limitation, soliciting appropriate consents or waivers from the stockholder) and to execute and deliver and file all such documents and pay all such expenses as may be necessary or advisable to carry out the intent and accomplish the purposes of the foregoing resolutions and to effect any transactions contemplated thereby and the performance of any such actions and the execution and delivery of any such documents shall be conclusive evidence of the approval of the Board thereof and all matters relating thereto.

RESOLVED, that the omission from these resolutions of any approval or other arrangement contemplated by any of the approvals or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the approvals or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Board or the officers of the Company to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

This action shall be filed with the minutes of the proceedings of the Board and shall be effective as of the date of execution below. Any copy, facsimile or other reliable reproduction of this action may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction be a complete reproduction of the entire original writing.

IN WITNESS WHEREOF, the undersigned directors of the Board of the Company have set his hand to this Unanimous Written Consent of the Board of Directors as of the date first above written.

By:	/s/ David Silver
Name:	David Silver
Title:	Director

By:	/s/ Abraham Summer
Name:	Abraham Summer
Title:	Director

By:	/s/ Abraham Summer
Name:	Abraham Summer
Title:	Director

By:	/s/ Abraham Summer
Name:	Abraham Summer
Title:	Director

By:	/s/ Abraham Summer
Name:	Abraham Summer
Title:	Director

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